Exhibit 10.4
                            SHARE EXCHANGE AGREEMENT

     This Share Exchange Agreement (the "Agreement") dated as of the 13th day of May 2008, by and among Perf-Go Green Holdings, Inc. (formerly ESYS Holdings, Inc. and formerly La Solucion, Inc.), a Delaware corporation, having its offices at 7425 Brighton Village Drive, Chapel Hill, North Carolina 27515 (the "Company"), Perf-Go Green, Inc., a Delaware corporation ("Perf"), the stockholders of Perf named on the signature page of this Agreement and the warrant holders of Perf named on Schedule 1(b) to this Agreement (collectively, the "Stockholders" and each, individually, a "Stockholder").

                                   WITNESSETH:

     WHEREAS, the Stockholders are the holders of all of the issued and outstanding capital stock of Perf (the "Perf Shares");

     WHEREAS, the Company was incorporated on April 20, 2005 and became a Securities and Exchange Commission reporting company on March 14, 2007;

     WHEREAS, the Company and its officers and agents has been given the opportunity to ask questions and receive answers from Perf concerning any aspect of Perf's business;

     WHEREAS, the Stockholders are acquiring a controlling interest in the Company; and

     WHEREAS, the Company will issue 21,079,466 shares of its common stock, par value $0.0001 per share (the "Common Stock"), which is equal to 54.1% of the issued and outstanding common stock of the Company after this Share Exchange, to the Stockholders in consideration for all of the Perf Shares;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Exchange of Shares and Issuance to Bridge Investors.

     (a) Issuance of Shares by the Company. On and subject to the conditions set forth in this Agreement, the Company will issue to the Stockholders, in exchange for 20,322,767 Perf Shares, which represents all of the issued and outstanding capital stock of Perf, an aggregate of 21,079,466 shares of Common Stock which is equal to 54.1% of the Company's outstanding common stock. The Common Stock will be issued to the Stockholders in the amounts set forth after their respective names in Schedule II to this Agreement.

     (b) Warrants. On and subject to the conditions set forth in this Agreement, the Company will issue to the Stockholders, in exchange for 1,650,000 Perf warrants, which represents all of the issued and outstanding warrants of Perf, an aggregate of 1,650,000 warrants of the Company (the "Warrants"). The Warrants will be issued to the Stockholders in the amounts and exercise price set forth after their respective names in Schedule 1(b) to this Agreement.

     (c) Transfer of Perf Shares by the Stockholders. Subject to the conditions set forth in this Agreement, the Stockholders will transfer to the Company all of the Perf Shares free and clear of all liens, claims and encumbrances whatsoever (except as set forth on Schedule 3), in exchange for 21,079,466 shares of Common Stock. Each Stockholder holds the number of Perf Shares set forth after his or her name in Schedule I to this Agreement.

     (d) Closing. The issuance of the Common Stock to the Stockholders and the transfer of the Perf Shares to the Company will take place at a closing (the "Closing") to be held at the office of Ruskin Moscou Faltischek, P.C., East Tower, 15th Floor, 1425 RexCorp Plaza, Uniondale, New York 11556-1425 as soon as possible after or contemporaneously with the satisfaction or waiver of all of the conditions to closing set forth in Section 6 of this Agreement (the "Closing Date") but in no event later than May 31, 2008.

2. Representations and Warranties of the Company. The Company hereby represents, warrants, covenants and agrees as follows:

     (a) Organization and Authority.

     (i) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company does not have any equity investment or other interest, direct or indirect, in, or any outstanding loans, advances or guarantees to or on behalf of, any domestic or foreign corporation, limited liability company, association, partnership, joint venture or other entity.

     (ii) Complete and correct copies of the Company's certificate of incorporation and all amendments thereto and by-laws are available for review on the EDGAR system maintained by the U.S. Securities and Exchange Commission (the "Commission") and have been provided to counsel for Perf. The Company has delivered to counsel for Perf accurate and complete copies of the Company's stock records and the minutes and other records of the meetings and other proceedings (including any action taken by written consent or otherwise without a meeting) of the Company's stockholders and the Company's Board of Directors.

     (iii) The Company has full power and authority to carry out the transactions provided for in this Agreement, and this Agreement constitutes the legal, valid and binding obligations of the Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency and other laws of general application affecting the enforcement of creditor's rights and except that any remedies in the nature of equitable relief are in the discretion of the court. All necessary action required to be taken by the Company for the consummation of the transactions contemplated by this Agreement has been taken.

     (iv) The execution and performance of this Agreement will not constitute a breach of any agreement, indenture, mortgage, license or other instrument or document to which the Company is a party or by which its assets and properties are bound, and will not violate any judgment, decree, order, writ, rule, statute, or regulation applicable to the Company or its properties. The execution and performance of this Agreement will not violate or conflict with any provision of the certificate of incorporation, any amendments thereto or by-laws of the Company.

     (v) The Common Stock, when issued pursuant to this Agreement, will be duly and validly authorized and issued, fully paid and non-assessable. The issuance of the Common Stock to the Stockholders is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption provided by Section 4(2) and Rule 506 promulgated thereunder.

     (vi) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 32,208,404 shares are presently outstanding, and 5,000,000 shares of preferred stock, of which none have been designated or issued. Except as set forth on Schedule 2(a)(vi), the Company has no outstanding or authorized warrants, options, other rights to purchase or otherwise acquire capital stock or any other securities of the Company, preemptive rights, or rights of first refusal, registration rights or related commitments of any nature. All issued and outstanding shares were either (i) registered under the Securities Act, or (ii) issued pursuant to valid exemptions from registration thereunder, and complied in all respects with applicable "Blue Sky" state securities laws, rules and regulations.

     (vii) No consent, approval or agreement of any person, party, court, governmental authority, or entity is required to be obtained by the Company in connection with the execution and performance by the Company of this Agreement or the execution and performance by the Company of any agreements, instruments or other obligations entered into in connection with this Agreement.

     (viii) The Company is not qualified to do business as a foreign corporation in any jurisdiction. The conduct of the Company's business or the ownership or leasing of its properties does not require the Company to be qualified to do business as a foreign corporation.

     (b)  SEC Documents.

     (i) The Company is current with its reporting obligations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). None of the Company's filings made pursuant to the Exchange Act (collectively, the "SEC Documents") contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company SEC Documents, as of their respective dates, were timely filed and complied in all material respects with the requirements of the Exchange Act, and the rules and regulations of the Commission thereunder, and are available on the Commission's EDGAR system.

     (ii) The Company SEC Documents include the Company's audited consolidated financial statements for the fiscal years ended October 31, 2007 and 2006 and the unaudited consolidated financial statements for the quarters ended January 31, 2008 and April 30, 2008 (collectively, the "Financial Statements"), including, in each case, a balance sheet and the related statements of income, stockholders' equity and cash flows for the period then ended, together with the related notes. The audited Financial Statements for the fiscal year ended October 31, 2007 have been certified by Webb & Company, P.A. ("Webb"). The audited Financial Statements for the fiscal year ended October 31, 2006 have been certified by Williams & Webster, P.S. ("Williams"). The Financial Statements which have been prepared from the books, records and accounts of the Company, are true, correct and complete and have been prepared in accordance with GAAP, consistently applied. Webb is independent as to the Company under the rules of the Commission pursuant to the Securities Act and is registered with the PCAOB. The Financial Statements present fairly and accurately the financial position of the Company at the respective balance sheet dates, and fairly and accurately present the results of the Company's operations, changes in stockholders' equity and cash flows for the periods covered.

     (iii) Other than as disclosed in the SEC Documents, at the close of business on October 31, 2007, the Company did not have any material liabilities, absolute or contingent, of the type required to be reflected on balance sheets prepared in accordance with GAAP which are not fully reflected, reserved against or disclosed on the October 31, 2007 balance sheet. The Company has not guaranteed or assumed or incurred any obligation with respect to any debt or obligations of any Person. The Company does not have any debts, contracts, guaranty, standby, indemnity or hold harmless commitments, liabilities or obligations of any kind, character or description, whether accrued, absolute, contingent or otherwise, or due or to become due except to the extent set forth or noted in the Financial Statements, and not heretofore paid or discharged.

     (c) Absence of Changes. Since October 31, 2007, other than as disclosed in the SEC Documents there have not been:

          (i) any change in the consolidated assets, liabilities, or financial condition of the Company, except changes in the ordinary course of business which do not and will not have a material adverse effect on the Company;

          (ii) any damage, destruction, or loss to the Company's assets, whether or not covered by insurance, materially and adversely affecting the assets or financial condition of the Company (as conducted and as proposed to be conducted);

          (iii) any change or amendment to a contract, to the Company's certificate of incorporation or by-laws, or arrangement to which the Company is a party other than contracts which are to be terminated at or prior to the Closing which are set forth on
               Schedule 2(c)(iii);

          (iv) any loans made by the Company to any affiliate of the Company or any of the Company's employees, officers, directors, Stockholders or any of its affiliates;

          (v) any declaration or payment of any dividend or other distribution or any redemption of any capital stock of the Company;

          (vi) any sale, transfer or issuance of any shares of capital stock or other securities of the Company, except for the shares sold to the investors in the previous financing that raised $2,100,000 for the Company;

          (vii) any sale, transfer, or lease of any of the Company's assets other than in the ordinary course of business;

          (viii) any capital expenditure;

          (ix) any other event or condition of any character which might have a material adverse effect on the Company;

          (x) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by Company except in the ordinary


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

               course of business and that is not material to the assets or financial condition of the Company; or

          (xi) any agreement or commitment by the Company to do any of the things described in this Section 2(c).

     (d) Property. The Company does not own any real estate and is not a party to any lease agreement.

     (e) Taxes. The Company has filed all federal, state, county and local income, excise, franchise, property and other tax, governmental and/or related returns, forms, or reports, which are due or required to be filed by it prior to the date hereof, except where the failure to do so would have no material adverse impact on the Company, and has paid or made adequate provision in the financial statement included in the Company SEC Documents for the payment of all taxes, fees, or assessments which have or may become due pursuant to such returns or pursuant to any assessments received. The Company is not delinquent or obligated for any tax, penalty, interest, delinquency or charge.

     (f) Labor Matters. The Company is not a party to any collective agreement relating to its business with any labor union or other association of employees and no part of the Company's business has been certified as a unit appropriate for collective bargaining or, to the knowledge of the Company, has made any attempt in that regard.

     (g) Contracts and Commitments. Except as contemplated under this Agreement or set forth on Schedule 2(g) the Company is not a party to any contract, agreement or commitment.

     (h) No Material Adverse Change. Since October 31, 2007, there has not been any Material Adverse Change (defined below) in the financial condition of the Company, although Stockholders recognize that the Company has continued not to generate any revenue and has continued to generate losses as a result of ongoing expenses, including expenses relating to this Agreement and the consummation of the transactions contemplated hereby. A "Material Adverse Change" shall mean any change, effect, circumstance, occurrence, state of facts or developments that is materially adverse to the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company or a material impairment or delay in the ability of the Company to perform its obligations hereunder and consummate this transaction.

     (i) No Defaults. The Company is not in violation of its certificate of incorporation or by-laws or any judgment, decree or order, applicable to it.

     (j) Litigation. There are no claims, actions, suits, proceedings, inquiries, labor disputes or investigations (whether or not purportedly on behalf of the Company) pending or, to Company's knowledge, threatened against the Company or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation.

     (k) Compliance with Laws. The Company is in full compliance with all laws applicable to it (including, without limitation, with respect to zoning, building, wages, hours, hiring, firing, promotion, equal opportunity, pension and other benefit, immigration, nondiscrimination, warranties, advertising or sale of products, trade regulations, anti-trust or control and foreign exchange or, to the Company's knowledge, environmental, health and safety requirements).

     (l) Contracts and Commitments. The Company is not a party to any contract or agreement, other than those agreements that will be terminated at or prior to the Closing without cost or liability to the Company. There are currently no guarantees or other agreement, and there has never been any guarantee or agreement, pursuant to which the Company would cause, insure or become liable for the performance or payment of any obligation or liability of any other person or entity.

     (m) Intellectual Property. The Company has no intellectual property rights.

     (n) No Broker. Except as set forth on Schedule 2(n), neither the Company nor any of its agents or employees has employed or engaged any broker or finder or incurred any liability for any brokerage fees, commissions or finders' fees in connection with the transactions contemplated by this Agreement. The Company shall indemnify and hold the Stockholders harmless against any loss, damage, liability or expense, including reasonable fees and expenses of counsel, as a result of any brokerage fees, commissions or finders' fees which are due as a result of the consummation of the transaction contemplated by this Agreement.

     (o) No Related Party Debt. The Company is not and will not be indebted to any affiliate, stockholder, director or officer of the Company on the Closing Date.

     (p) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting the Company.

     (q) Reliance by Stockholders. The representations and warranties set forth in this Section 2 taken together, do not contain any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein and wherein, when taken together, not misleading, and there is no fact or condition existing which materially and adversely affects the business, operations, financial condition or prospects of the Company. Stockholders may rely on the representations set forth in this Section 2 notwithstanding any investigation they may have made.

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

     3. Representations and Warranties of the Stockholders. The Stockholder is the record and beneficial owner of the Perf Shares set forth after their respective names on Schedule I and, except as set forth on Schedule 3, has the full right, power, capacity and authority to sell, transfer, and deliver their respective Perf Shares in accordance with the terms of this Agreement and upon delivery of their respective Perf Shares as herein contemplated, the Company will receive good and marketable title to the Perf Shares, free and clear of all claims, liens, pledges and encumbrances of any kind.

     4. Closing Deliveries.

     (a) On the Closing Date, the Company shall deliver or cause to be delivered to each Stockholder:

     (i) fully executed and duly authorized transaction documents, including this Share Exchange Agreement and all other ancillary documents and resolutions required by the Company;

     (ii) a certificate registered in the name of each Stockholder representing the number of shares of Common Stock set forth on Schedule II;

     (iii) a legal opinion of counsel to the Company acceptable to the Stockholders;

     (iv) undated letters of resignation from each of the directors and officers of the Company;

     (v) certified copies of such resolutions of the directors of the Company as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

     (vi) good standing certificate of the Company; and

     (vii) such other documents as Perf may reasonably require to give effect to the terms and intention of this Agreement.

     (b) On the Closing Date, each Stockholder and Perf shall deliver or cause to be delivered to the Company:

     (i) fully executed and duly authorized transaction documents, including this Share Exchange Agreement and all other ancillary documents and resolutions required by the Company; and

     (ii) the certificates representing such Stockholder's shares of Perf stock, or if the shares were issued in uncertificated form, a written representation executed by an officer of Perf and the Stockholder that such Stockholder was issued the number of shares set forth next to its name on
     Schedule I.

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

     (c) On the Closing Date, all officers, directors and key employees of Perf shall deliver Lock-Up Agreements with the Company for a term of eighteen (18) months whereby they agree to certain restrictions on the sale or disposition of all of the Common Stock of the Company acquired by them in connection with the Share Exchange.

5. Conditions to the Obligation of the Stockholders to Close. The obligations of Stockholders under this Agreement are subject to the satisfaction of the following conditions unless waived by Stockholders:

     (a) Representations and Warranties. On the Closing Date, the representations and warranties of the Company shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on such date, and the Company shall have performed all of its obligations required to be performed by it pursuant to this Agreement at or prior to the Closing Date, and Stockholders shall have received a certificate of an executive officer of the Company to such effect and as to any other matters set forth in this Agreement.

     (b) No Material Adverse Change. No Material Adverse Change in the business or financial condition of the Company shall have occurred or be threatened since the date of this Agreement, and no action, suit or proceedings shall be threatened or pending before any court of governmental agency or authority or regulatory body seeking to restraint, prohibition or the obtain damages or other relief in connection with this Agreement or the consummation of the transactions contemplated by this Agreement or that, if adversely decided, has or may have a Material Adverse Effect.

     (c) Liabilities. On the Closing Date, the Company's total liabilities shall not exceed $2,000.

     (d) Legal Opinion. The Stockholders shall have received a legal opinion from the Company's legal counsel, acceptable to the Stockholders.

     (e) Resignations. All officers and directors of the Company shall have tendered an undated letter of resignation.

     (f) Elections and Appointments. The following individuals shall have been elected as directors of the Company effective as of the Closing Date:

                           Anthony Tracy
                           Linda Daniels
                           Ben Tran
                           Governor George E. Pataki
                           [ESYS DESIGNEE]


     (g) Cancellation of Shares and Total Shares Outstanding. Certain Stockholders shall cancel in the aggregate 21,008,400 shares of common stock in the amounts set forth on Schedule 5(g) and the Company shall have 11,200,004 shares of Common Stock outstanding without giving effect to the issuances contemplated under this Agreement.


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

     (h) Private Placement. The closing of the minimum offering of the Company's private placement offering of $2,775,000 in senior secured convertible promissory notes described in the Private Placement Memorandum annexed hereto as
Exhibit 2(h) to certain investors set forth on Schedule 5(h), which shall be amended from time to time to include additional investors in the offering (referred to herein as the "Pipe Investors").

     (i) Financial Statements. The Company shall have filed its quarterly report on Form 10-Q for the quarter ending April 30, 2008.

     (j) Post-Closing Matters. Forthwith after the Closing, Perf and the Company agree to use their best efforts to change the name of the Company to "Perf-Go Green Holdings, Inc." if such same change has not been effectuated prior to Closing.

6.  Indemnity.  The  Company  agrees to  indemnify  and hold  harmless  the Perf
Stockholders and the Pipe Investors (who are deemed to be third party beneficiaries of this section) and from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including reasonable attorneys fees and including any payment made in good faith in settlement of any claim (subject to the right of the Company to defend any such claim), resulting from the failure to disclose the existence of any material liability or the breach by it of any representation, warranty, covenant or agreement made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by the Company to the Perf Stockholders hereunder.

7. Further Assurances. The parties agree to take any additional steps or execute any additional documents as may be necessary to effectuate this Agreement.

8. Accredited Investor Status.

     By countersigning this Agreement, each of the Stockholders, severally and not jointly, represents that such Stockholder is an accredited investor as such is defined in Regulation D promulgated under the Securities Act of 1933 as amended.

9. Notices. All notices, requests and other communications to any party hereunder shall be in writing and either delivered personally, telecopied or sent by certified or registered mail return receipt requested, postage prepaid, if to Perf:

                  Perf-Go Green, Inc.
                  645 Fifth Avenue, 8th Floor
                  New York, New York  10022

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

                  with a copy to:
                  ---------------
                  Ruskin Moscou, Faltischek, P.C.
                  Attn: Adam Silvers
                  East Tower, 15th Floor
                  1425 RexCorp Plaza
                  Uniondale, New York 11556-1425
                  (516) 663-6600 (phone)

                  if to the Company:
                  -----------------
                  Perf-Go Green Holdings, Inc.
                  7425 Brighton Village Drive
                  Chapel Hill, North Carolina 27515

                  with a copy to:
                  ---------------
                  Anslow & Jaclin, LLP
                  Attn: Eric Stein
                  195 Route 9 South, Suite 204
                  Manalapan, New Jersey
                  Phone: (732) 409-1212
                  Fax: (732) 577-1188

or such other address or fax number as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date delivered personally or by overnight delivery service or, if mailed, five business days after the date of mailing if received prior to 5 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt

10. Miscellaneous.

     (a) This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent. This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver. No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

     (b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each party hereby consents and submits to personal jurisdiction over each of them in the State of New York. Each party agree that any disputes arising out of or in any way connected with this

Agreement shall be adjudicated exclusively in the federal or state courts located in the County of New York, State of New York.

     (c) Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

     (d) This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

     (e) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

     (f) The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  [SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]

         IN WITNESS WHEREOF, the parties have executed this Securities Exchange Agreement the day and year first above written.



                            PERF -GO GREEN HOLDINGS, INC.


                            By:   /s/ Raymond Tejeda-Acevedo
                               -----------------------------------------
                                      Raymond Tejeda-Acevedo


                            PERF-GO GREEN, INC.

                            By:   /s/ Anthony Tracy
                               ------------------------------------------
                            Anthony Tracy, President and Chief Executive Officer


                           STOCKHOLDERS OF PERF-GO GREEN, INC.

                             /s/ Anthony Tracy
                           -------------------------------
                           ANTHONY TRACY

                             /s/ Michael Caridi
                           -------------------------------
                           MICHAEL CARIDI

                            /s/ Linda Daniels
                           -------------------------------
                           LINDA DANIELS

                            /s/ Arthur Stewart
                           -------------------------------
                           ARTHUR STEWART

                            /s/ Frank Seyer
                           -------------------------------
                           FRANK SEYER

                            /s/ David Conklin
                           -------------------------------
                           DAVID CONKLIN


                           MMC VENTURES INC.

                            /s/ Marco Caridi
                           --------------------------------
                           By: Marco Caridi

                  [SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]


                            /s/ John Peter Tracy
                          --------------------------------
                          John Peter Tracy

                           /s/ Lawrence N. Escott
                          --------------------------------
                          Lawrence N. Escott

                           /s/ Jack Rhine
                          --------------------------------
                          Jack Rhine

                           /s/ Dennis Hasher
                          --------------------------------
                          Dennis Hasher


                          THE QUERCUS TRUST

                           /s/ David Gelbaum
                          --------------------------------
                          By: David Gelbaum

                           /s/ Harold Crowley
                          --------------------------------
                          Harold Crowley

                           /s/ Erno Bodek
                          --------------------------------
                          Erno Bodek

                           /s/ Richard Brown
                          --------------------------------
                          Richard Brown

                           /s/ Joan Brown
                          --------------------------------
                          Joan Brown

                           /s/ Eliezer Heilbrun
                          --------------------------------
                          Eliezer Heilbrun


                      BESSIE WEISS FAMILY PARTNERSHIP, L.P.

                           /s/ Barry Weiss
                          --------------------------------
                          By: Barry Weiss

                            /s/ Norman Rothstein
                          --------------------------------
                          Norman Rothstein

                  [SIGNATURE PAGE TO SHARE EXCHANGE AGREEMENT]


                          VFINANCE INVESTMENTS, INC.

                           /s/ Jonathan Rich
                          --------------------------------
                          By: Jonathan Rich

                           /s/ Jeffrey Auerbach
                          --------------------------------
                          Jeffrey Auerbach

                           /s/ Scott Shames
                          --------------------------------
                          Scott Shames

                           /s/ Jonathan Rich
                          --------------------------------
                          Jonathan Rich

                           /s/ Solomon Sharbat
                          --------------------------------
                          Solomon Sharbat

                           /s/ Trey Marinello
                          --------------------------------
                          Trey Marinello

                           /s/ David Rich
                          --------------------------------
                          David Rich

                           /s/ Robert Bookbinder
                          --------------------------------
                          Robert Bookbinder